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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
EPIQ SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

NOTICE OF ANNUAL MEETING

on

JUNE 6, 2001

and

PROXY STATEMENT

501 Kansas Avenue
Kansas City, Kansas 66105

May 4, 2001

Dear Shareholder:

The Annual Meeting of Shareholders of EPIQ Systems, Inc. will be held at 10:00 a.m., local time, on Wednesday, June 6, 2001, at the Fairmont Hotel, 401 Ward Parkway, Kansas City, Missouri 64112. The enclosed notice of the meeting and proxy statement contain detailed information about the business to be transacted at the meeting.

On behalf of the Board of Directors and Management of the Company, I cordially invite you to attend the Annual Meeting of Shareholders.

The prompt return of your Proxy in the enclosed business reply envelope or voting by telephone or via the Internet (as described on the Proxy card) will help ensure that as many shares as possible are represented at the Annual Meeting.

I personally look forward to seeing you at the Annual Meeting.

Sincerely,

EPIQ SYSTEMS, INC.

Tom W. Olofson
Chairman and
Chief Executive Officer

EPIQ SYSTEMS, INC.
501 Kansas Avenue
Kansas City, Kansas 66105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 6, 2001

TO THE SHAREHOLDERS OF EPIQ SYSTEMS, INC.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EPIQ Systems, Inc. (the "Company") will be held at the Fairmont Hotel, 401 Ward Parkway, Kansas City, Missouri 64112 at 10:00 a.m., local time, on Wednesday, June 6, 2001, for the following purposes:

  1.
  To elect five Directors to the Board of Directors of the Company, each for a term of one year and until their successors are elected and qualified;

  2.
  To consider a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on April 17, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 17, 2001, the record date for the Annual Meeting, there were 8,457,633 shares of Common Stock outstanding. Each outstanding share is entitled to one vote.

    The Board of Directors of the Company encourages you to sign, date and promptly mail the proxy in the enclosed postage prepaid envelope or to vote by telephone or via the Internet (as described on the proxy card), regardless of whether or not you intend to be present at the Annual Meeting. You are urged, however, to attend the Annual Meeting.

                      By Order of the Board of Directors

                      Janice E. Katterhenry,
                      Secretary

Kansas City, Kansas
May 4, 2001

EPIQ SYSTEMS, INC.

501 Kansas Avenue
Kansas City, Kansas 66105

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To be held Wednesday, June 6, 2001

SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement and the enclosed proxy card (the "Proxy") are furnished to the shareholders of EPIQ Systems, Inc., a Missouri corporation (the "Company"), in connection with the solicitation of proxies by the Company for use at the Company's Annual Meeting of Shareholders, and any adjournments or postponement thereof (the "Annual Meeting"), to be held at the Fairmont Hotel, 401 Ward Parkway, Kansas City, Missouri at 10:00 a.m., local time, on Wednesday, June 6, 2001. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2000 Annual Report to Shareholders is expected to commence on May 4, 2001.

    You are requested to vote your shares by following the instructions on the Proxy for voting by telephone or via the Internet or by completing, signing and returning the Proxy promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked by written notice of revocation delivered to the Secretary of the Company, by executing and delivering a later dated Proxy or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of your Proxy unless you vote in person at the Annual Meeting or deliver an executed and later dated Proxy. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with the shareholders' instructions. If no instructions are given, Proxies will be voted as follows:

  a.
  to elect Tom W. Olofson, Christopher E. Olofson, Robert C. Levy, W. Bryan Satterlee and Edward M. Connolly, Jr. as Directors to serve for one-year terms until the 2002 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

  b.
  to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 50,000,000; and

  c.
  in the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

    Note that all share amounts shown in this Proxy Statement have been adjusted to reflect the 3-for-2 stock split effected as a 50% stock dividend paid by the Company on February 23, 2001.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

    Only the holders of record of shares of Common Stock as of the close of business on April 17, 2001, are entitled to vote on the matters to be presented at the Annual Meeting, either in person or by proxy. At the close of business on April 17, 2001, there were outstanding and entitled to vote a total of 8,457,633 shares of Common Stock, constituting all of the outstanding voting securities of the Company.

    The presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the shares of Common Stock as of the record date is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote of the shareholders at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required to elect the directors. The vote by the holders of a majority of all outstanding shares of Common Stock is required to approve the proposed amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Annual Meeting, but have the effect of a negative vote on the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of April 17, 2001, for (i) each director and nominee for election as a director of the Company; (ii) each executive officer named in the Summary Compensation Table, (iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Number of Shares		Percentage Owned
Named Executive Officers and Directors(1)
Tom W. Olofson	2,100,000	(2)	24.83%
Christopher E. Olofson	456,750	(3)	5.40%
Robert C. Levy	38,250	(4)	*
W. Bryan Satterlee	24,000	(5)	*
Edward M. Connolly, Jr.	0	(6)	0%
Thomas L. Layton	3,391	(7)	*
Sally D. MacDonald	6,750	(8)	*
Janice E. Katterhenry	3,345	(9)	*
All directors and executive officers as a group (10 persons)	2,651,499	(10)	31.35%
5% Shareholders(11)
Ashford Capital Management	837,000	(12)	9.90%
P.O. Box 4172
Wilmington, DE 19807
Credit Suisse Asset Management, LLC	825,000	(12)	9.75%
466 Lexington Avenue
New York, New York 10017
Security Management Company, LLC	525,000	(12)	6.21%
700 SW Harrison Street
Topeka, Kansas 66636

*
Less than 1%

(1)
The address of all of the named individuals is c/o EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105.

(2)
Excludes 60,750 shares owned by Mr. Olofson's son, Scott W. Olofson, as to which shares Mr. Olofson disclaims beneficial ownership.

(3)
Includes 337,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days.

(4)
Includes 4,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Excludes 18,000 shares of Common Stock issuable upon exercise of options held by Mr. Levy that are not currently exercisable and will not become exercisable within 60 days.

(5)
Includes 13,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Excludes 20,250 shares of Common Stock issuable upon exercise of options held by Mr. Satterlee that are not currently exercisable and will not become exercisable within 60 days.

(6)
Mr. Connolly joined the Board in January 2001 and neither owns stock nor has options that vest within 60 days. Excludes 11,250 shares of Common Stock issuable upon exercise of options held by Mr. Connolly that are not currently exercisable and will not become exercisable within 60 days.

(7)
Includes 3,300 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Excludes 31,200 shares of Common Stock issuable upon exercise of options held by Mr. Layton that are not currently exercisable and will not become exercisable within 60 days.

(8)
Includes 3,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Excludes 15,000 shares of Common Stock issuable upon exercise of options held by Ms. MacDonald that are not currently exercisable and will not become exercisable within 60 days.

(9)
Includes 3,300 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Excludes 31,200 shares of Common Stock issuable upon exercise of options held by Ms. Katterhenry that are not currently exercisable and will not become exercisable within 60 days.

(10)
Includes 384,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days. Excludes 158,200 shares of Common Stock issuable upon exercise of options held by directors or executive officers that are currently exercisable and will not become exercisable within 60 days.

(11)
Excludes 5% shareholders listed above as executive officers or directors.

(12)
Based solely on the Schedule 13G filings with the Securities and Exchange Commission.

ELECTION OF DIRECTORS

    At the Annual Meeting, the shareholders will elect five directors to hold office for one-year terms ending at the Company's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is intended that the names of the nominees listed below will be placed in nomination at the Annual Meeting to serve as directors and that the persons named in the Proxy will vote for their election. All nominees listed below are currently members of the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the Proxies will be voted for the person, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve.

    The nominees for directors of the Company, as well as certain information about them, are as follows:

Name	Age	Position
Tom W. Olofson	59	Chairman, Chief Executive Officer, and Director
Christopher E. Olofson	31	President, Chief Operating Officer, and Director
Robert C. Levy*	54	Director
W. Bryan Satterlee*	66	Director
Edward M. Connolly, Jr.*	58	Director

*
Member of Audit Committee

    Tom W. Olofson led a private investor group that acquired the Company in July 1988, and has served as Chief Executive Officer and Chairman of the Board since that time. During his business career, Mr. Olofson has held various management positions with Xerox Corporation and was a Senior Vice President and member of the Office of the President of Marion Laboratories, Inc. Mr. Olofson is a director of Saztec International, Inc., a provider of information management services, and also serves as a director of various private companies in which he is an investor. He earned a BBA from the University of Pittsburgh in 1963, and is currently a member of the Board of Visitors of the Katz Graduate School of Business at the University of Pittsburgh. He is the father of Christopher E. Olofson.

    Christopher E. Olofson joined the Company as a Vice President in June 1993, and was a part-time employee of the Company from 1988 to 1993. In January 1994, he was named Senior Vice President—Operations, and became Executive Vice President and a member of the Board of Directors effective January 1, 1995. Effective July 1, 1996, Mr. Olofson also assumed the duties of Chief Operating Officer, and effective October 1, 1998, Mr. Olofson was named President of the Company. He earned an AB degree from Princeton University in 1992, summa cum laude. He was named a Fulbright Scholar, and he completed a one-year program of study at the Stanford University Center in Taipei, Taiwan in 1993. He is the son of Tom W. Olofson.

    Robert C. Levy is a director, shareholder and executive committee member of the law firm of Seigfreid, Bingham, Levy, Selzer & Gee, P.C. in Kansas City, Missouri. He has been a Director of the Company since July 1988. He earned a BS from Northwestern University in 1968, and a JD from the University of California at Berkeley in 1971. Mr. Levy formerly was Chairman of the Board of Directors of Blue Cross and Blue Shield of Kansas City.

    W. Bryan Satterlee was elected to the Company's Board of Directors in February 1997. Mr. Satterlee has been a partner since 1989 in NorthEast Ventures, a consulting firm based in Hartford, Connecticut, which specializes in business development services for and evaluations of technology-based venture companies. He has extensive general management and marketing experience in technology-based firms. Mr. Satterlee's background includes ten years of management experience with IBM, as well as having been a founder of a computer leasing/software business, telecommunications company and a venture investment services business. He earned a BS from Lafayette College in 1956.

    Edward M. Connolly, Jr. was elected to the Company's Board of Directors in January 2001. He served as president of the Aventis Pharmaceuticals Foundation and vice president of community affairs for Aventis Pharmaceuticals. He retired from Aventis in October 2000. Prior to his work there, he held various executive positions, primarily in the human resources area, at Marion Laboratories, Marion Merrell Dow and Hoechst Marion Roussel, predecessor companies to Aventis. He holds a BA degree in psychology from Bellarmine University in Louisville, Kentucky.

    The Board of Directors recommends a vote FOR the election of the nominees for director named above.

BOARD MEETINGS AND COMMITTEES

    During 2000, the Board of Directors met four times. Each director attended all of the meetings of the Board of Directors and the committees on which he served.

    The Audit Committee of the Board of Directors presently consists of Robert C. Levy, W. Bryan Satterlee and Edward M. Connolly, Jr. The function of the Audit Committee is set forth below under "Report of the Audit Committee of the Board of Directors" and in the Audit Committee Charter set forth as Exhibit A. The Audit Committee met twice in 2000. The Company does not have a nominating or compensation committee.

    The Company pays its non-employee directors a fee of $2,500 per quarter. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in attending those meetings. In 1997, the Company granted W. Bryan Satterlee a 10-year option to acquire 11,250 shares of Common Stock at an exercise price of $2.33 per share, which vests 20% per year over five years. In 1999, the Company granted Robert C. Levy and W. Bryan Satterlee each a 10-year option to acquire 7,500 shares of Common Stock at an exercise price of $5.50 per share, which vests 20% per year over five years. In 2000, the Company granted Robert C. Levy and W. Bryan Satterlee each a 10-year option to acquire 7,500 shares of Common Stock at an exercise price of $7.00 per share which vests 20% per year over five years. In 2001, the Company has granted Robert C. Levy and W. Bryan Satterlee each a 10-year option to acquire 7,500 shares of Common Stock at an exercise price of $11.29 per share, which vests 20% per year over five years. Edward M. Connolly, Jr. received a 10-year option to acquire 11,250 shares of Common Stock at an exercise price of $11.50 upon joining the Board in January 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

    The Company is required to identify any director or officer who failed to file timely a report with the Securities and Exchange Commission required under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") relating to ownership and changes in ownership of the Company's Common Stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Based solely upon a review of reports filed under Section 16(a) of the Exchange Act and certain written representations of directors and officers of the Company, the Company is not aware of any director, officer or 10% or greater beneficial owner of Common Stock who failed to file on a timely basis any report required by Section 16(a) of the Exchange Act for calendar year 2000.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth the cash and other compensation paid in 2000, 1999, and 1998 to the Company's Chief Executive Officer and each other executive officer of the Company who earned in excess of $100,000 in 2000 (the "Named Executive Officers").

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	All Other Compensation(2)
Tom W. Olofson	2000	$125,000	$60,000	$3,063	$10,649
Chairman/CEO	1999	100,114	50,000	2,684	11,391
	1998	100,489	—	2,688	11,026
Christopher E. Olofson	2000	$172,500	$60,000	$4,245	$6,000
President/COO	1999	150,108	25,000	3,063	6,000
	1998	138,102	—	3,063	6,000
Thomas L. Layton(3)	2000	$127,710	—	$6,000	$6,000
Senior Vice President—Bankruptcy
Services
Sally D. MacDonald(4)	2000	$112,500	—	—	$2,869
Vice President—Human Resources—
San Francisco
Janice E. Katterhenry(5)	2000	$98,333	$15,000	$6,000	$5,900
Vice President, Chief Financial
Officer and Corporate Secretary

(1)
Includes for Tom W. Olofson $3,063 in 2000, $2,684 in 1999 and $2,688 in 1998 for personal use of a Company automobile. Includes for Christopher E. Olofson $4,245 in 2000, $3,063 in 1999 and $3,063 in 1998 for personal use of a Company automobile. Includes a $6,000 automobile allowance for Thomas L. Layton and Janice E. Katterhenry.

(2)
Includes for Tom W. Olofson $4,649 in 2000, $5,391 in 1999 and $5,026 in 1998 for group insurance and $6,000 in 2000, 1999 and 1998 for Company matching contributions under the 104(k) plan. For Christopher E. Olofson, Thomas L. Layton, Janice E. Katterhenry and Sally MacDonald, consists solely of matching 401(k) contributions.

(3)
Mr. Layton joined the Company in September 1999.

(4)
Ms. MacDonald rejoined the Company in April 2000 after the acquisition of PHiTECH in San Francisco. From 1996 to 1998 she was the Vice President of Human Resources in Kansas City, at which point she relocated to San Francisco for personal reasons.

(5)
Ms. Katterhenry joined the Company in August 1999.

    The Company does not have a long-term incentive compensation plan.

Stock Options

    The following table sets forth information concerning stock option grants made to the Named Executive Officers in the year ended December 31, 2000:

Option Grants

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		% of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted (#)
			Exercise Price ($/sh)	Expiration Date
Name					5%($)	10%($)
Tom W. Olofson	—	—	—	—	—	—
Christopher E. Olofson	37,500	17.30%	$7.00	7/3/2010	$154,864	$386,927
Thomas L. Layton	15,000	6.92%	7.00	7/3/2010	66,034	167,343
Sally D. MacDonald	15,000	6.92%	7.00	4/11/2010	82,324	193,282
Janice E. Katterhenry	15,000	6.92%	7.00	7/3/2010	66,034	167,343

    The following table sets forth information concerning stock options exercised by the Named Executive Officers during the year ended December 31, 2000, and the number of shares and the value of options outstanding as of December 31, 2000, for each Named Executive Officer:

Aggregate Option Exercises and
Option Values as of December 31, 2000

			Number of Securities Underlying Unexercised Options at 12/31/00(#)
					Value of Unexercised In-The-Money Options at 12/31/00($)(1)
	Shares Acquired on Exercise(#)
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Tom W. Olofson	—	—	—	—	—	—
Christopher E. Olofson	—	—	255,000	37,500	$1,571,258	$165,626
Thomas L. Layton	—	—	3,300	28,200	17,025	134,351
Sally D. MacDonald	—	—	0	15,000	0	66,251
Janice E. Katterhenry	—	—	3,300	28,200	16,025	130,351

(1)
Based on the closing sales price of the Common Stock on the Nasdaq National Market of $11.4167 per share on December 31, 2000, less the option exercise price.

Board of Directors Report on Executive Compensation

    The full Board of Directors serves as the compensation committee in determining the compensation of the Chief Executive Officer, the Chief Operating Officer and the members of the Board of Directors. The Board of Directors delegates to the Chief Executive Officer responsibility for determining the cash compensation for all other executive officers of the Company. Stock option grants for all employees are approved by the Board of Directors, acting as the stock option committee, under the Company's Stock Option Plan.

    The Board of Directors does not have a formal compensation policy for its Chief Executive Officer and Chief Operating Officer, and it has not retained the services of any outside compensation experts to assess compensation levels of those two executives. The Board of Directors is familiar with the operation of the Company and the performances of the two executives, and historically the full Board of Directors has set their compensation after discussion of the overall performance of the executives, general financial performance of the Company, increases in shareholder value of the Company and strategic initiatives undertaken by the Company. Based on its experience and publicly available material, the Board of Directors has concluded that the cash compensation levels for Tom W. Olofson and Christopher E. Olofson have historically been below the amounts paid to individuals holding comparable positions at comparable companies. Accordingly, the Board of Directors felt it was unnecessary to spend substantial time or expense on executive compensation studies or to develop a formal policy at this time.

    Because of Tom W. Olofson's substantial stock position in the Company (obtained as the lead investor in the group that acquired the Company in 1988), he has recommended and the Board of Directors has agreed that it has not been necessary historically to match market levels of cash compensation to retain his services. Regarding Christopher E. Olofson, the Board of Directors has offset perceived below-market levels of cash compensation with regular increases in his cash compensation and with meaningful stock option grants.

    Continuing in 2001, the independent members of the Board of Directors will periodically evaluate the compensation of the Chief Executive Officer and the Chief Operating Officer. While Tom W. Olofson and Christopher E. Olofson will participate in these discussions, they will abstain from any votes on their compensation. Further, effective in 2001, Tom W. Olofson and Christopher E Olofson will abstain from any votes concerning stock option grants to either of them.

                      Submitted by the Board of Directors

                      Tom W. Olofson
                      Christopher E. Olofson
                      Robert C. Levy
                      W. Bryan Satterlee
                      Edward M. Connolly, Jr.

Compensation Committee Interlocks and Insider Participation

    As discussed above, both Tom W. Olofson and Christopher E. Olofson are members of the Board of Directors and have historically participated in Board discussions concerning compensation (including stock option grants) for those two executives.

Performance Graph

    The following graph shows the total shareholder return of an investment of $100 in cash for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market Computer Index (the "Nasdaq Computer Index"), and (iii) the Standard & Poor's 500 Index (the "S&P 500 Index") for the indicated period (February 4, 1997 through December 31, 2000). All values assume reinvestment of the full amount of any dividends. The Company's initial public offering commenced February 4, 1997, and the Company's 2000 fiscal year ended December 31, 2000. The Nasdaq Computer Index and the S&P 500 Index are calculated by Standard & Poor's Institutional Market Services.

    The graph assumes that $100.00 was invested in the Company's Common Stock on February 4, 1997 in the Company's initial public offering, at the initial public offering price of $2.33 per share (after giving effect to a 3-for-2 stock split effected as a 50% stock dividend paid by the Company on February 23, 2001). The closing sales price was used for each index on that date and all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

Comparison of Cumulative Total Return Among EPIQ Systems, Inc.,
Nasdaq Computer Index and the S&P 500 Index

Measurement Period (Fiscal Year Covered)	EPIQ SYSTEMS, INC.	COMPUTER INDEX	S&P 500 INDEX
Feb. 4, 1997	100	100	100
Dec. 31, 1997	335.71	112.82	125.03
Dec. 31, 1998	285.71	201.31	160.76
Dec. 31, 1999	428.57	442.33	194.59
Dec. 31, 2000	489.29	204.58	176.87

EXECUTIVE OFFICERS

    Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. The executive officers of the Company, as well as certain biographical information about them are as follows:

Name	Age	Position
Tom W. Olofson*	59	Chairman, Chief Executive Officer, and Director
Christopher E. Olofson*	31	President, Chief Operating Officer, and Director
Albert T. Annillo	50	Senior Vice President—Industry Relations
Janice E. Katterhenry	44	Vice President, Chief Financial Officer and Corporate Secretary
Thomas L. Layton	58	Senior Vice President—Bankruptcy Services
Sally D. MacDonald	54	Vice President—Human Resources—San Francisco
Catherine M. Murray	53	Vice President—Human Resources—Kansas City

*
Information is provided under the heading "Election of Directors" above for Tom W. Olofson and Christopher E. Olofson. Information relating to the Company's other executive officers with respect to their principal occupations and positions during the past five years is as follows:

    Albert T. Annillo has been Senior Vice President since January 1995. Mr. Annillo joined the Company in October 1992 as a corporate Vice President. He was Assistant Director, Executive Office for United States Trustees, Department of Justice, Washington, D.C. for six years before his association with the Company. He earned an MBA and an MED from William Patterson College in 1975 and 1979, respectively.

    Janice E. Katterhenry joined the Company in August 1999 as Vice President, Chief Financial Officer and Corporate Secretary. She was with Syntro Corporation, a bio-technology company focusing on animal health from 1987-1997, where she served as their Chief Accounting Officer and Vice-President Finance of the wholly owned subsidiary SyntroVet Inc. From 1997 until joining the Company she was an independent financial consultant. Ms. Katterhenry has a BSBA from Kansas State University and a MS in Accounting from University of Missouri-Kansas City. Ms. Katterhenry has her Certified Public Accountant certificate.

    Thomas L. Layton joined the Company as Vice President—Chapter 7 Services in September 1999. He was promoted to Senior Vice President—Bankruptcy Services in April 2000. Prior to joining the Company, he was a Vice President and General Manager for Automatic Data Processing, Inc. from 1989 to 1999. Mr. Layton has a BA degree from St. Mary's College, Winona, Minnesota.

    Sally D. MacDonald rejoined the Company as Vice President—Human Resources—San Francisco in April 2000. Ms. MacDonald was Vice President Human Resources for the Company from 1996 to 1998. Ms. MacDonald earned a BS in Business Administration from the University of San Francisco in 1984.

    Catherine M. Murray joined the Company in June 2000 as Vice President—Human Resources—Kansas City. Ms. Murray was with EFL Associates, an executive search firm in Kansas City prior to joining the Company. She also held human resources generalist roles with Pizza Hut, Inc. and Payless ShoeSource. Ms. Murray earned her undergraduate degree from Vanderbilt University/Peabody College in Nashville, Tennessee, and her MBA from the University of Kansas.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has an operating lease for its corporate headquarters, which expired in February 2001, and became a month to month lease. Tom W. Olofson holds a 50% interest, as a general partner, in T & J Investment Company, a Kansas general partnership, that leases this facility to the Company. The lease requires the Company to pay all executory costs (property taxes, maintenance and insurance). The

Company made rental payments to T & J Investment Company under this lease of $157,800 and $162,400 for calendar years 1999 and 2000, respectively.

PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK

    The Company is currently authorized to issue 20,000,000 shares of common stock, par value $.01 per share. The Company's Board of Directors recommends that the Company's shareholders approve an amendment (the "Share Amendment") to the Company's Articles of Incorporation that would increase the authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares. If the Share Amendment is approved by the Company's shareholders, the first paragraph of ARTICLE THIRD of the Company's Articles of Incorporation, as amended, will read as follows:

      THIRD.  The total number of shares of all classes of stock which the corporation shall have the authority to issue is Fifty-two Million (52,000,000) consisting of Fifty Million (50,000,000) shares of Common Stock, $0.01 par value per share, and Two Million (2,000,000) shares of Preferred Stock, $1.00 par value per share.

    The Company proposes to increase the number of authorized shares of its Common Stock to 50,000,000 shares to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuances pursuant to employee stock and option plans and possible future acquisitions. The Company's officers from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company. There are no present plans, understandings, or agreements, however, for issuing shares of Common Stock from the additional shares of stock proposed to be authorized pursuant to the Amendment, although acquisitions may in the future be made by an exchange of stock. The Board of Directors believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs, and give it greater flexibility in responding quickly to advantageous business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

    The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if the proposed Share Amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without shareholder approval, unless otherwise required by applicable laws.

    The Board of Directors believes that, as proposed, the approval of the Share Amendment is in the best interests of the shareholders of the Company. Approval of this proposal requires a vote in favor of the Share Amendment by the holders of a majority of the Company's outstanding shares of Common Stock.

The Board of Directors recommends that shareholders vote FOR the proposal to amend the Company's Articles of Incorporation to increase the
Company's authorized shares of Common Stock.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. Nasdaq listing standards require that, by June 2001, all Nasdaq-listed companies have audit committees comprised of no less than three outside, independent directors. During calendar year 2000, the Audit Committee was composed of three directors, two of whom met the independence requirements of the applicable Nasdaq listing standards that will apply to Audit Committee members beginning in June 2001. Tom W. Olofson resigned from the Audit Committee April 11, 2001, and the Board of Directors elected Edward M. Connolly, Jr. to the Audit Committee. Mr. Connolly meets the independence requirements of the applicable Nasdaq listing standards. Accordingly, the composition of the Audit Committee now complies with the independence requirements of the applicable Nasdaq listing standards.

    The Audit Committee acts under a written charter that was first adopted and approved by the Board of Directors on June 7, 2000. A copy of the charter is attached as Exhibit A to this Proxy Statement.

    In connection with the consolidated financial statements for the fiscal year ended December 31, 2000, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of Deloitte & Touche LLP, independent auditors;

  •
  discussed with the independent auditors the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  received from the independent auditors the disclosures regarding Deloitte & Touche LLP's independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of Deloitte & Touche LLP with representatives of the independent auditors.

    Based on these actions, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                      Robert C. Levy
                      W. Bryan Satterlee
                      Edward M. Connolly, Jr.

                      Audit Committee of the Board of Directors

INDEPENDENT AUDITORS

Changes in Accountants

    Effective September 27, 2000, the Company dismissed Baird, Kurtz & Dobson as its independent accountants. The reports of Baird, Kurtz & Dobson on the Company's financial statements for each of the years ended December 31, 1998 and 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors.

    For the fiscal years ended December 31, 1998 and 1999, and for the period from January 1, 2000, through September 27, 2000, there were no disagreements with Baird, Kurtz & Dobson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Baird, Kurtz & Dobson, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for those periods.

    On September 27, 2000, the Company engaged Deloitte & Touche LLP, as independent auditors for purposes of auditing the financial statements for the year ending December 31, 2000. The Company did not consult with Deloitte & Touche LLP regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the financial statements, and no written or oral advice was provided by Deloitte & Touche LLP that was a factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue prior to September 27, 2000.

Current Auditor Information

    As stated above, Deloitte & Touche LLP has audited the fiscal year financial statements, and the Board of Directors intends to reappoint Deloitte & Touche LLP for the year ending December 31, 2001. A representative of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires and will be available to respond to questions.

    Audit Fees.  The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the annual financial statements for the year ended December 31, 2000 and for the reviews of the financials statements included in the quarterly reports on Form 10-Q for 2000 were $85,420.

    Financial Information Systems Design and Implementation Fees.  The aggregate fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000 were $0.

    All Other Fees.  The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design And Implementation Fees," for the year ended December 31, 2000 were $42,383.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditor's independence.

2002 SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2002 must be received by the Secretary of the Company, at EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105-1309, no later than January 4, 2002, to be eligible for inclusion in the Company's Proxy Statement and proxy related to that meeting.

FINANCIAL STATEMENTS

    The Annual Report to Shareholders of the Company for the year ended December 31, 2000, is enclosed with this Proxy Statement.

OTHER MATTERS

    The Board of Directors is not aware of any matter that will be presented for action at the Annual Meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Tom W. Olofson
                      Chairman and Chief Executive Officer

May 4, 2001

EXHIBIT A

EPIQ SYSTEMS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

Organization

    There will be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee presently consists of three directors, two of whom are independent of management of the Corporation. In accordance with the Nasdaq National Market Listing Requirements, on or before June 14, 2001, the Audit Committee will consist of at least three directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All of the members of the Audit Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise.

Statement of Policy

    The Audit Committee will provide assistance to the corporate directors in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the independent auditor, the internal auditors (if any) and the financial management of the Corporation.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the financial management of the Corporation and the independent auditor. Furthermore, it is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the financial management of the Corporation and the independent auditor, or to assure compliance with laws and regulations and the Corporation's business conduct guidelines.

Responsibilities

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The provisions of this Charter supersede the Corporation's bylaws as they pertain to the Audit Committee and any other document of the Corporation that may govern the organization, policies and responsibilities of the Audit Committee.

  Selection & Evaluation of Independent Auditor

  1.
  Review and recommend to the directors the independent auditor to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

  2.
  Instruct the independent auditor that it is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders, and as such, the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor.

  3.
  Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1.

  4.
  Discuss with the independent auditor any disclosed relationships or services that may affect the objectivity and independence of the auditor, and take, or recommend that the Board of Directors take, appropriate actions to ensure the independence of the auditor.

  5.
  Meet with the independent auditor and financial management of the Corporation to review the scope of the proposed audit for the current year and the material audit procedures to be utilized.

  Internal Control Procedures

  6.
  Review with the independent auditor and financial management, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of the internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

  7.
  Consult with the independent auditor and establish, when appropriate, the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of the plans with the independent auditor.

  Financial Disclosure & Accounting Principles

  8.
  Provide that financial management and the independent auditor discuss with the Audit Committee their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation.

  9.
  Determine and discuss with the independent auditor and financial management, with regard to material new transactions or events, the reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Corporation.

  Financial Statements & SEC Filings

  10.
  Review with financial management and the independent auditor the Corporation's annual financial statements and related footnotes, the independent auditor's audit of the financial statements and related report, any significant changes in the audit plan, any serious difficulties or disputes with management encountered during the course of the audit and any other matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards.

  11.
  Have a predetermined arrangement with the independent auditor that they will advise the Audit Committee, through its chairman or management of the Corporation, of any matters identified in the auditor's review of interim quarterly financial statements, and that the notification required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing the Form 10-Q.

  12.
  Review with financial management and the independent auditor the Corporation's annual report on Form 10-K before it is filed with the SEC or other regulators.

  13.
  Review with financial management and the independent auditor the Corporation's quarterly reports on Form 10-Q in the form filed with the SEC or other regulators at the next meeting of the Audit Committee or prior to filing if required as a result of notification made in accordance with Paragraph 11.

  14.
  Review all other filings with the SEC containing the Corporation's financial statements either prior to filing or at the next meeting of the Audit Committee.

  Other

  15.
  Provide sufficient opportunity for the independent auditor and financial management to meet with the members of the Audit Committee without other members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditor received during the course of the audit.

  16.
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

  17.
  Review and update the Audit Committee's Charter annually.

  18.
  Investigate any matter brought to the Audit Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  19.
  Perform all other functions as assigned by law, the Corporation's Articles of Incorporation or bylaws, or the Board of Directors.

  20.
  Prepare a report to the Corporation's shareholders to be included in the Corporation's proxy statement in accordance with SEC rules and regulations.

  *  *  *

EPIQ SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF
DIRECTORS
FOR ANNUAL MEETING

Wednesday, June 6, 2001
10:00 a.m.

Fairmont Hotel
401 Ward Parkway
Kansas City, Missouri 64112

EPIQ Systems, Inc. 501 Kansas Avenue, Kansas City, Kansas, 66105	proxy
This Proxy is solicited on Behalf of the Board of Directors of EPIQ Systems, Inc.

The undersigned hereby appoints Tom W. Olofson and Christopher E. Olofson, and each of them in the order named, proxies with full power of substitution to vote all shares of Common Stock of EPIQ Systems, Inc. of record in the name of the undersigned at the close of business on April 17, 2001, the Annual Meeting of Shareholders of EPIQ Systems, Inc. to be held on June 6, 2001, or at any adjournment or adjournments, hereby revoking all former proxies.

1.	Election of Directors:
Tom W. Olofson, Christopher E. Olofson, Robert C. Levy, W. Bryan Satterlee, Edward M. Connolly, Jr.
To withhold authority for a nominee, strike a line through such nominee's name.
2.	Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000.

See reverse for voting instructions.

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY # CONTROL #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

• Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12pm (ET) on June 5, 2001.
• You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
• Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — www.eproxy.com/epiq/ — QUICK *** EASY *** IMMEDIATE

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12pm (CT) on June 5, 2001.
• You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to EPIQ Systems, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

^ Please detach here ^

The Board of Directors Recommends a Vote FOR the Items below.

1.	Election of Directors:	01 02	Tom W. Olofson Christopher E. Olofson	03 04 05	Robert C. Levy W. Bryan Satterlee Edward M. Connolly, Jr.	/ /	FOR ALL NOMINEES	/ /	WITHHOLD FOR ALL NOMINEES
(Instructions: To withhold authority to vote for a nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Amendment of Articles of Incorporation—Increase Authorized Common Stock:	/ /	For	/ /	Against	/ /	Abstain

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1) AND (2)
in accordance with the specifications made and "for" each proposal if no specification is made.

Address Change: Mark Box / / Indicate changes below:

Dated:	, 2001

Signature(s) in Box
Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on June 6, 2001
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To be held Wednesday, June 6, 2001
SOLICITATION AND REVOCABILITY OF PROXIES
OUTSTANDING VOTING SECURITIES OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
BOARD MEETINGS AND COMMITTEES
EXECUTIVE COMPENSATION
Comparison of Cumulative Total Return Among EPIQ Systems, Inc., Nasdaq Computer Index and the S&P 500 Index
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
INDEPENDENT AUDITORS
2002 SHAREHOLDER PROPOSALS
FINANCIAL STATEMENTS
OTHER MATTERS
EPIQ SYSTEMS, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING